TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
TAX STATUS

Note 4 -	TAX STATUS
The Plan is a preapproved plan. The preapproved plan has received a favorable opinion letter from the Internal Revenue Service (IRS) indicating that the Plan, as designed, is qualified for federal income tax-exempt status. The Plan has not individually sought out its own determination letter from the IRS. Since the Plan is exempt from taxation, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. As of December 31, 2025, the Plan’s 2022 through 2024 tax years are still subject to examination by the Internal Revenue Service.